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                                                                    EXHIBIT 23.3

                         [Letterhead of Kenyon & Kenyon]


                        CONSENT OF SPECIAL PATENT COUNSEL

     We hereby consent to the reference to our firm under the heading "Experts" in the Registration Statement on Form S-3 of ImClone Systems Incorporated and the related Prospectus, which is incorporated by reference in the Registration Statement.



                                                 By: /s/ Kenyon & Kenyon

                                                     Kenyon & Kenyon

     New York, NY

     November 18, 1999